Exhibit 10.13

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Agreement”) is made as of July 22, 2010 (the “Effective Date”), by and among Thomas Rickards, an individual (“Assignee”), and Energy Telecom, Inc., a Florida corporation (“Assignor”).

W I T N E S S E T H:

WHEREAS, on March 10, 1995, Assignor issued to Sami A. Issa an 18% Promissory Note in the principal amount of $25,000 (the “Issa Note”); and

WHEREAS, on July 16, 1996, Assignor issued to Hopkins Carter Marine Hardware (“Hopkins”) a 12% Promissory Note in the principal amount of $5,000 (the “Hopkins Note” and together with the Issa Note, the “Notes”); and

WHEREAS, as of the Effective Date, the Assignor owed an aggregate of $93,057 pursuant to the Notes, which includes outstanding principal and accrued interest; and

WHEREAS, on the Effective Date, the Assignor agreed to assign to Assignee all of Assignor’s rights, duties and obligations under the Notes and Assignee agreed to accept assignment of such rights, duties and obligations thereunder for 186,114 shares of common stock of Assignor; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, Assignor and Assignee, intending to be legally bound, hereby agree as follows:

1. Assignment and Assumption. Effective as of the Effective Date, (a) Assignor hereby conveys, assigns, transfers and delegates to Assignee, its successors and permitted assigns, all of Assignor’s rights, duties and obligations to be performed pursuant to the Notes on or after the Effective Date, and (b) Assignee hereby accepts the above assignment of all of Assignor’s rights, duties and obligations to be performed pursuant to the Notes and agrees to be bound by and to assume such duties and obligations.

2. Compensation. As compensation for Assignee accepting the assignment of all of Assignor’s rights, duties and obligations to be performed pursuant to the Notes, the Assignor shall issue to Assignee 186,114 shares of common stock of Assignor.

3. Representations and Warranties of Assignor. Assignor represents and warrants to Assignee as of the date hereof and as of the Effective Date that:

a. Assignor has the legal right and requisite power and authority to make and enter into this Agreement, and to perform its obligations hereunder and to comply with the provisions hereof. The execution, delivery and performance of this Agreement by Assignor has been duly authorized by all necessary company action on its part.

b. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental or regulatory authority or any other person or entity (other than any of the foregoing which have been obtained and, at the date in question, are then in effect) is required under existing laws as a condition to the execution, delivery or performance of this Agreement by Assignor.

4. Representations and Warranties of Assignee. Assignee represents and warrants to Assignor as of the date hereof and as of the Effective Date that:

a. Assignee has the legal right and requisite power and authority to make and enter into this Agreement, and to perform its obligations hereunder and to comply with the provisions hereof.

b. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental or regulatory authority or any other person or entity (other than any of the foregoing which have been obtained and, at the date in question, are then in effect) is required under existing laws as a condition to the execution, delivery or performance of this Agreement by Assignee.

5. Further Assurances. Each party to this Agreement agrees to execute, acknowledge, deliver, file and record, and to cause to be executed, acknowledged, delivered, filed and recorded, such further certificates, instruments, and documents and to do, and cause to be done, all such other acts and things as may be required by law, or as may, in the reasonable opinion of the other party hereto, be necessary or advisable to carry out the purposes of this Agreement.

6. Binding Effect; Amendments. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns. No modification, amendment or waiver of any provision of, or consent or approval required by, this Agreement, nor any consent to or approval of any departure herefrom, shall be effective unless it is in writing and signed by the party against whom enforcement of any such modification, amendment, waiver, consent or approval is sought.

7. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in St. Johns County, Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery). Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of the documents contemplated herein, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

8. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

9. Entire Agreement.  The Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules

10. Survival.  The representations, warranties, agreements and covenants contained herein shall survive the Closing.

11. No Waiver.   The waiver by any party of the breach of any of the terms and conditions of, or any right under, this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition or of any similar right.  No such waiver shall be binding or effective unless expressed in writing and signed by the party giving such waiver.

12. Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ASSIGNOR:

ENERGY TELECOM, INC.

By: /s/ THOMAS RICKARDS
Name: Thomas Rickards
Title: Chief Executive Officer

ASSIGNEE:

THOMAS RICKARDS

/s/ THOMAS RICKARDS

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